UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION

In re:                                                     Chapter 11

LASERSIGHT TECHNOLOGIES, INC.                     Case no. 6:03-bk-10370-ABB
                                                  Jointly Administered with
                                                  Case no. 6:03-bk-10371-ABB and
                                                  Case no. 6:03-bk-10369-ABB
  Debtors.
  ________________________/


                    DEBTORS LASERSIGHT, INC.'S AND LASERSIGHT
            TECHNOLOGIES, INC.'S JOINT AMENDED PLAN OF REORGANIZATION

                               Dated May 19, 2004













                                       Frank M. Wolff
                                       Florida Bar No. 319521
                                       Wolff, Hill, McFarlin & Herron, P.A.
                                       1851 West Colonial Drive
                                       Orlando, FL 32801
                                       Telephone (407) 648-0058
                                       Facsimile (407) 648-0681

                                       Attorneys for Lasersight Incorporated and
                                       Lasersight Technologies, Inc.

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                                TABLE OF CONTENTS
                                -----------------

ARTICLE I - DEFINITIONS....................................................................1
ARTICLE II - CLASSIFICATION, IMPAIRMENT, AND TREATMENT OF ALLOWED CLAIMS AND INTERESTS.....3
   General Rules of Classification.........................................................3
   LaserSight, Inc.........................................................................3
      Impaired Claims......................................................................3
         LSI Class 1 - Secured claim of GE Healthcare Financial Services Holdings, Inc.,
         f/k/a Heller Healthcare
         Finance, Inc......................................................................3
         LSI Class 2 - Secured Super-priority claim of NII for DIP Lending.................5
         LSI Class 3 - Allowed Unsecured Claims............................................5
         LSI Class 4 - Allowed Interests of Holders of Common Stock........................5
         LSI Class 5 -  Allowed Interests of Holders of Preferred Stock....................5
         LSI Class 6 - Allowed Interests of Holders of Warrants............................5
   LaserSight Technologies, Inc............................................................5
      Unimpaired Claims....................................................................5
         LST Class 1 - Allowed Other Secured Claims........................................6
   Impaired Claims.........................................................................6
         LST Class 2 - Secured claim of GE Healthcare Financial Services Holdings, Inc.,
         f/k/a Heller Healthcare
         Finance, Inc......................................................................6
         LST Class 3 - Secured Super Priority Claim of NII for DIP Lending.................7
         LST Class 4 - Secured claim of Earl K. Wood, Orange County Tax Collector..........7
         LST Class 5 - Allowed Unsecured Claims............................................7
         LST Class 6 - Allowed Interests of Holders of Common Stock........................8
ARTICLE III - TREATMENT OF ALLOWED UNCLASSIFIED CLAIMS.....................................8
   Priority Tax Claims.....................................................................8
   U.S. Trustee Fees.......................................................................8
   Administrative Expenses.................................................................8
ARTICLE IV - EXECUTORY CONTRACTS AND UNEXPIRED LEASES......................................8
   Assumptions in LST......................................................................8
   Rejections..............................................................................9
ARTICLE V - MEANS FOR IMPLEMENTATION OF PLAN...............................................9
                                       i

   Continued Corporate Existence...........................................................9
   Modification of Securities..............................................................9
   Investment by NIIC.....................................................................10
   Charter Amendment......................................................................10
   Officers, Directors, Insiders, Compensation............................................10
ARTICLE VI - MISCELLANEOUS PROVISIONS.....................................................11
   Exemption From Documentary Stamp Taxes.................................................11
   Attorneys' Fees For Postconfirmation Services..........................................11
   Distribution Dates.....................................................................11
   Application Of Payments On Account Of Tax Claims.......................................11
   Ballot.................................................................................12


         The debtors, Lasersight Incorporated and Lasersight Technologies, Inc., submit this plan pursuant to section 1121 of the Bankruptcy Code.



                             ARTICLE I - DEFINITIONS
                             -----------------------

         For purposes of this plan, and without regard to capitalization of the first letter or letters of the following terms, the following definitions will apply unless the context clearly requires otherwise:

Administrative             expense:  a cost or expense of  administration of the
                           Chapter 11 case allowed under section 503(b) and 507(a)(1) of the Code.

Allowed claim or interest: a claim or interest to which no objection has been made or, where an objection has been made, the objection has been resolved by final order.

Bankruptcy Code or Code:   Title 11, United States Code.

Bankruptcy court:          the  United  States  Bankruptcy  Court for the Middle
                           District of Florida,  Orlando Division, the Honorable
                           Arthur B. Briskman presiding.

Case:                      this Chapter 11 case.

Claim: a right to payment from the debtor, or a right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the debtor, as more particularly defined in section 101 of the Code.

Class: a group of claims or interests substantially similar to each other as classified under this plan.

Confirmation date:         the date of entry of an order confirming this plan.

Debtor:                    LaserSight Incorporated ("LSI") and LaserSight
                           Technologies, Inc. ("LST").

Disclosure statement:      the  document  of the same date as this plan and that
                           was filed by the debtor together with the plan, including all exhibits, as such document may be amended from time to time, and which document is subject to approval of the bankruptcy court under section 1125 of the Code.

Effective date:            The first business day following the seventy-fifth
                           day after the confirmation date

Final decree:              an   order   determining   that  the  plan  has  been
                           substantially consummated and closing this case.

Final decree:              an order that is neither the subject of an appeal nor
                           subject to appeal.

Impairment:                treatment  of a class of  claims  or  interests  in a
                           manner   that   alters   the  legal,   equitable   or
                           contractual  rights to which  the  claim or  interest
                           entitles the holder of the claim or interest,  except
                           that  treatment  of a class of  claims  or  interests
                           providing  for  curing   defaults,   reinstating  the
                           maturity  of the  claims or  interests  as it existed
                           before the defaults,  and compensating the holders of
                           the claims or interests for any damages incurred as a
                           result of any reasonable  reliance by such holders on
                           contractual   provisions  or  applicable   laws  that
                           authorize   acceleration   after   default  does  not
                           constitute impairment.

Interest:                  any equity  interest in the debtor  represented by an
                           equity security held by an equity security holder, exclusive of interests held in treasury by the debtor.

Local rule:                any one of the Local Rules of Practice and  Procedure
                           of the United States  Bankruptcy Court for the Middle
                           District of Florida.

NIIC:                      New Industries Investment Consultants (HK) Ltd.

NIMD:                      Shenzhen New Industries Medical Development Co., Ltd.

Plan: this Chapter 11 plan, as it may be amended or modified from time to time.

Petition date:             September 5, 2003

Priority tax claim:        a claim entitled to priority pursuant to section
                           507(a)(8) of the Code.

Secured claim:             a claim  secured by a lien against  property in which
                           the debtor has an interest, or which is subject to setoff under section 553 of the Code, to the extent of the value, determined in accordance with section
                           506(a) of the Code, of the interest of the holder of such claim in the debtor's interest in the property or to the extent of the amount subject to setoff.

Unsecured claim:           a claim not secured by any lien  against  property in
                           which the debtor has an interest and not subject to setoff, and a claim other than an administrative expense claim, a priority tax claim, or a secured claim.

                    ARTICLE II - CLASSIFICATION, IMPAIRMENT,
                 AND TREATMENT OF ALLOWED CLAIMS AND INTERESTS
                 ---------------------------------------------

General Rules of Classification
-------------------------------

         Generally, a Claim or Interest is classified in a particular Class only to the extent the Claim or Interest qualifies within the description of the Class, and is classified in another Class or Classes to the extent any remainder of the Claim qualifies within the description of such other Class. If a Claim qualifies for inclusion in a more specifically defined Class, then the Claim shall be included only in the more specifically defined Class. Notwithstanding anything contained herein to the contrary, if a Claim is not allowed, then the Debtors are not bound by any classification made or implied herein.

LaserSight, Inc.
----------------

         Claims against and Interests in Lasersight, Inc. ("LSI") will be classified and treated as follows except to the extent otherwise agreed:

         Impaired Claims
         ---------------

                  The following Claims and Interests are impaired:

         LSI Class 1 - Secured claim of GE Healthcare Financial Services Holdings, Inc., f/k/a Heller Healthcare Finance, Inc. ("GE"). This claim is secured by a blanket lien on all the pre-petition assets of both debtors and a replacement lien on certain post-petition assets to the extent of the Debtor's post-petition use of cash collateral. The holder of this Allowed Claim shall receive:





     Principal:   Principal  (plus all existing  accrued unpaid fees included in the proof of claim filed by GE as modified herein and all attorneys fees and costs unpaid as of Confirmation of the Plan, through consummation thereof, all of which will be added to principal to arrive at a new principal amount as of the date of confirmation of any Plan, less any payments made before confirmation, which payments will be applied first to interest, second to costs and expenses and last to principal;
                  this sum includes $100,000 of the termination fee and $50,000 commitment fee referenced below).

     Interest:    9% per annum; default rate 3% greater.

     Amortization:3-year   amortization,   monthly  payments  of  principal  and
                  interest; the finance fee ($148,125.00) for the term note shall be paid on Maturity. This fee shall not be included in the principal amount for the purposes of calculating interest.

     Maturity:    Three years from the Confirmation

     Collateral:  First lien on all assets of Reorganized Debtor

     Supplemental
     DebtService: Ninety  percent  (90%) of  Excess  Net Cash  Flow (as  defined below) of the Reorganized Debtor in excess of $750,000 to be "swept" to Lender every three (3) months, as a supplemental principal payment on the restructured Loan.

                  "Excess Net Cash Flow" is defined as EBITDA less interest, taxes, capital expenses, and cash payments to unsecured creditors or other classes of creditors as provided for under the Debtor's confirmed Plan of Reorganization. Annually, the Debtor's Board will establish a 12-month operating budget as well as a 12-month budget for capital expenses. GE will have the right to review and pre-approve these budgets. Quarterly adjustments to these budgets may be made by the Debtor's Board, subject to the Lender's review and pre-approval. The Lender agrees to capital expenditures of $250,000 for Year One, and $150,000 for Years Two and Three.

     Lock Box:    All receipts to flow through a lockbox  account.



     Warrants:    GE shall  receive  warrants  pursuant  to the same  terms  and conditions  as the Common Stock  Purchase  Warrant dated March
                  12, 2001 previously issued to GE, modified as set forth below.
                  GE shall receive warrants equal to one percent (1%) or 100,000 shares of the stock in the Reorganized Debtor, LSI, with an Exercise Price of $.40 per share provided that NIIC converts not less than one million of its DIP loan into equity and provided that NIIC subordinates any remaining debt to the claims of GE, otherwise at the Exercise Price of $.25 per share. GE may exercise its warrants for a period of one year after the GE loan, as now existing or later modified or renewed, is paid in full or for a period of four years after confirmation, whichever is longer.

     Commitment
     Fee:         $50,000 to be capitalized in the loan amount.

     Attorneys'
     Fees: Debtor to pay the reasonable attorney's fees incurred by GE in preparing the Loan Documents, of both in-house (based on time, notwithstanding no actual fee may be charged) and outside counsel, upon the Effective Date.

                   LSI Class 2 - Secured Super-priority claim of NIIC for DIP Lending. The two-million-dollar Debtor-in-Possession loan made by NIIC to the Debtor is secured by a second position lien on all of the post-petition assets of the debtor and has super-priority status according to the terms of the order authorizing the lending dated November 28, 2003 (Doc. No. 119). On the Effective Date, one million dollars ($1,000,000) of the DIP loan will be converted into sixty-eight percent (68.5%), or 6,850,000 shares, of the Reorganized Company. The remaining $ one million in debt shall paid interest only at 9% per annum fixed, with a term of three years from the confirmation date. The note shall be secured by a second lien on the assets of LSI and LST, and shall be convertible to 2,500,000 shares of the Reorganized LSI at the option of NIIC.

                  LSI Class 3 - Allowed Unsecured Claims. This Class consists of Claims other than any claims held by Insiders, Secured Claims, Administrative Claims, Priority Tax Claims, and Non-Tax Priority Claims. The Debtor estimates such Claims to be $4,824,579.43. The Unsecured Creditors will receive pro rata
11.16 %, or 1,116,000 shares of the Reorganized LSI.

                  LSI Class 4 - Allowed Interests of Holders of Common Stock. The current Common Stock of LSI outstanding will be reduced by a reverse split identical to the Preferred Stock. This Common Stock will represent 5.4%, or 540,000 shares of the Reorganized LSI after confirmation of the plan. All unregistered common stock shall have the same right to reverse split to receive newly issued stock.

                  LSI Class 5 - Allowed Interests of Holders of Preferred Stock. The current outstanding Preferred Stock in LSI owned by NIIC will be converted to existing Common Stock of LSI. A reverse split will reduce this newly issued stock. This stock will represent 3.6%, or 360,000 shares of the Reorganized LSI after confirmation of the plan. All unregistered preferred stock will have the same right to reverse split to receive newly issues stock.

                  LSI Class 6 - Allowed Interests of Holders of Warrants. All existing warrants and options will be canceled.

LaserSight Technologies, Inc.
-----------------------------

         Claims against and Interests in Lasersight Technologies, Inc. ("LST") will be classified and treated as follows except to the extent otherwise agreed.

         Unimpaired Claims
         -----------------

                           The following Class of Claims is unimpaired:

                  LST Class 1 - Allowed Other Secured Claims. The Plan provides treatment for Secured Claims not otherwise specifically classified in the Plan, including, specifically, the Secured Claims of utilities with deposits. This Class of Claims has been added by the Debtor to ensure that the Plan has provided treatment for all potential Secured Claims. Any such Claims, at the option of the Debtor, will be satisfied by: (i) cure and reinstatement of the Claim pursuant to Bankruptcy Code ss.1124(2); or (ii) a cash payment equal to the amount of the Claim.

         Impaired Claims
         ---------------

                           The following Claims and Interests are impaired:

                  LST Class 2 - Secured claim of GE Healthcare Financial Services Holdings, Inc., f/k/a Heller Healthcare Finance, Inc. ("GE"). This claim is secured by a blanket lien on all the pre-petition assets of both debtors and a replacement lien on certain post-petition assets to the extent of the Debtor's post-petition use of cash collateral. The holder of this Allowed Claim shall receive:



     Principal:   Principal  (plus all existing  accrued unpaid fees included in the proof of claim filed by GE as modified herein and all attorneys fees and costs unpaid as of Confirmation of the Plan, through consummation thereof, all of which will be added to principal to arrive at a new principal amount as of the date of confirmation of any Plan, less any payments made before confirmation, which payments will be applied first to interest, second to costs and expenses and last to principal;
                  this sum includes $100,000 of the termination fee and $50,000 commitment fee referenced below).

     Interest:    9% per annum; default rate 3% greater.

     Amortization:3-year   amortization,   monthly  payments  of  principal  and
                  interest; the finance fee ($148,125.00) for the term note shall be paid on Maturity. This fee shall not be included in the principal amount for the purposes of calculating interest.

     Maturity:    Three years from the Confirmation

     Collateral:  First lien on all assets of Reorganized Debtor

     Supplemental
     Debt Service:Ninety  percent  (90%) of  Excess  Net Cash  Flow (as  defined below) of the Reorganized Debtor in excess of $750,000 to be "swept" to Lender every three (3) months, as a supplemental principal payment on the restructured Loan.

                  "Excess Net Cash Flow" is defined as EBITDA less interest, taxes, capital expenses, and cash payments to unsecured creditors or other classes of creditors as provided for under the Debtor's confirmed Plan of Reorganization. Annually, the Debtor's Board will establish a 12-month operating budget as well as a 12-month budget for capital expenses. GE will have the right to review and pre-approve these budgets. Quarterly adjustments to these budgets may be made by the Debtor's Board, subject to the Lender's review and pre-approval. The Lender agrees to capital expenditures of $250,000 for Year One, and $150,000 for Years Two and Three.

     Lock Box:    All receipts to flow through a lockbox account

     Commitment
     Fee:         $50,000 to be capitalized in the loan amount.

     Attorneys'
     Fees: Debtor to pay the reasonable attorney's fees incurred by GE in preparing the Loan Documents, of both in-house (based on time, notwithstanding no actual fee may be charged) and outside counsel, upon the Effective Date.

                  LST Class 3 - Secured Super Priority Claim of NIIC for DIP Lending. The two million dollar Debtor-in-Possession loan made by NIIC to the Debtor is secured by a second position lien on all of the post-petition assets of the debtor and has super-priority status according to the terms of the order authorizing the lending dated November 28, 2003 (Doc. No. 119). On the Effective Date, one million dollars ($1,000,000) of the DIP loan will be converted into sixty-eight percent (68.5%), or 6,850,000 shares of the Reorganized Company. The remaining one million dollars in debt shall paid interest only at 9% per annum fixed, with a term of three years from the confirmation date. The note shall be secured by a second lien on the assets of LSI and LST, and shall be convertible to 2,500,000 shares of the Reorganized LSI at the option of NIIC.

                  LST Class 4 - Secured claim of Earl K. Wood, Orange County Tax Collector. This claim is secured by a lien on the Debtor's tangible personal property for 2002 taxes. This creditor shall receive monthly payments over a period not exceeding six years from the date of assessment consistent with ss. 1129(a)(9)(C).

                  LST Class 5 - Allowed Unsecured Claims. This Class consists of
Claims other than any claims held by insiders, Secured Claims, Administrative Claims, Priority Tax Claims, and Non-Tax Priority Claims. The Debtor estimates such Claims to be $7,059,340.72. The Unsecured Creditors of Lasersight Technologies, Inc. (LST) shall receive pro rata 11.34%, or 1,134,000 shares of the Reorganized LSI.

                  LST Class 6 - Allowed Interests of Holders of Common Stock. LST will continue to exist as a wholly owned subsidiary of LSI.

ARTICLE III - TREATMENT OF ALLOWED UNCLASSIFIED CLAIMS
------------------------------------------------------

         Priority Tax Claims
         -------------------

         Such Claims consist of Unsecured Claims of governmental units for taxes allowed under Bankruptcy Code ss.507(a)(8). The Debtor does not believe that there are any. If any claims are filed, they will be paid as provided for in ss. 1129(a)(9)(C).

         U.S. Trustee Fees
         -----------------

         Fees payable through the confirmation date to the United States Trustee pursuant to 28 U.S.C. ss. 1930 will be paid in full in cash not later than the effective date. All such fees payable thereafter will be paid in full in cash prior to the entry of a final decree or other disposition of the case.

         Administrative Expenses
         -----------------------

         Holders of administrative expense claims will receive payment of their claims in full in cash not later than the effective date, unless otherwise agreed by the holders of such claims; provided, however, an administrative expense incurred in the ordinary course of business by the debtor may be paid by the debtor in the ordinary course of its business.


              ARTICLE IV - EXECUTORY CONTRACTS AND UNEXPIRED LEASES
              -----------------------------------------------------

         Assumptions in LST
         ------------------

         LST assumes the following unexpired leases/executory contracts:

LESSOR OR OTHER PARTY               EQUIPMENT OR SUBJECT
---------------------               --------------------

RJC Properties                      Nonresidential lease of business premises
                                    at 6848 Stapoint Drive, Winter Park, Florida

SensoMotoric Instruments GmbH       Illumination Patent

Visx, Incorporated                  License agreement between Visx, Incorporated
                                    and LaserSight, Incorporated with execution date May 27, 1997 (International use)

Visx, Incorporated                  Settlement  and  license  agreement  between
                                    Visx,     Incorporated    and    LaserSight,
                                    Incorporated dated May 25, 2001 (US use)

Rejections
----------

         For both LSI and LST, those executory contracts or unexpired leases not specifically assumed herein or by separate court order are rejected under the plan.

         LST specifically rejects the following unexpired leases/executory contracts:

LESSOR OR OTHER PARTY               EQUIPMENT OR SUBJECT
---------------------               --------------------

DA University Corporate LLC         Nonresidential lease of business premises
                                    at 6903 University Blvd., Winter Park,
                                    Florida

University Warehouses, LLC          warehouse  space at 6801  University  Blvd.,
                                    Units  11 and 12,  WinterPark, FL 32792

The Realty Associates Fund III,L.P. Nonresidential lease of business premises at
                                    Wil-Tel  Building,  15450  South Outer Forty
                                    Road, Chesterfield, Missouri

TLC The Laser Center Patents, Inc.  Licensing Agreement for use of patents

Agilent Financial Services, Inc.    Color Logic Analyzer

                  ARTICLE V - MEANS FOR IMPLEMENTATION OF PLAN
                  --------------------------------------------

         Continued Corporate Existence
         -----------------------------

         Both reorganized debtors will continue to exist and to conduct business as lawful corporations in good standing under the laws of the state of Florida.


         Modification of Securities

         The existing common and preferred stock of the Debtor shall be cancelled and 10,000,000 shares of new common stock issued as follows:


    ----------------------------------------------------------------------------

    Shareholders                                  Ownership
                                                  Percentage*           Shares
    ----------------------------------------------------------------------------
    Unsecured Creditors LSI                              11.16%        1,116,000
    Unsecured Creditors LST                              11.34%        1,134,000
    Existing Common Shareholders of LSI                   5.40%          540,000
    Preferred Stock Holders (NIIC)                        3.60%          360,000
    New  Industries  Investment   Consultants
    (H.K.) (NIIC)                                        68.50%        6,850,000
    ----------------------------------------------------------------------------
    Total                                               100.00%       10,000,000
    ============================================================================

After conversion (assuming NIIC converts its second $1.0 million and GE's 100,000 shares of warrants are exercised):


    ----------------------------------------------------------------------------

    Shareholders                                  Ownership
                                                  Percentage*           Shares
    ---------------------------------------------------------------------------
   Unsecured Creditors LSI                                8.86%        1,116,000
   Unsecured Creditors LST                                9.00%        1,134,000
   Existing Common Shareholders of LSI                    4.29%          540,000
   Preferred Stock Holders (NIIC)                         2.85%          360,000
   New Industries Investment                             54.37%        6,850,000
   NIIC converted                                        19.84%        2,500,000
   GE warrants exercised                                  0.79%          100,000
                                             -----------------------------------
   Total                                                100.00%       12,600,000
   =============================================================================

* Percentage is rounded to two digits for illustration. Use exact number of shares for accuracy.


         Investment by NIIC
         ------------------

         NIIC will capitalize one million dollars of its $2,000,000 Debtor-in-Possession loan in exchange for sixty-eight-and-one-half percent (68.5%), or 6,850,000 shares of the Reorganized LSI. The remaining one million dollars will be payable interest only at 9% per annum fixed for three years and will be convertible to an additional 2,500,000 shares of the Reorganized LSI at its option. In addition, NIMD has agreed to commit to the purchase of additional product from the Debtor to permit the Debtor to operate and fulfill its obligations under the Plan.

         Charter Amendment
         -----------------

         On or before the effective date, the reorganized debtor will amend its articles of incorporation to prohibit the issuance of nonvoting securities.

         Officers, Directors, Insiders, Compensation

         The officers of the reorganized LSI will be as follows:

         Name        Position                           Monthly Salary
         ----        --------                           --------------

David Liu            President and CEO                  $15,000.00
Dorothy Cipolla      Chief Financial Officer            $ 8,666.67
Richard Davis        VP, Engineering/manufacturing      $10,833.00

         The directors of the reorganized debtor (LSI and LST) will be as follows:

Xianding Weng
Guy  Numann
Ying Gu

         Post-confirmation compensation to the Directors shall be as follows:

                  Retainer fee: $10,000 a year per director.
                  $1,000 per on-site meeting for up to 4 meetings a year per director
                  $500 per committee  meeting per  director
                  $200 per telephone meeting per director
                  Actual travel expense reimbursed


                      ARTICLE VI - MISCELLANEOUS PROVISIONS
                      -------------------------------------

         Exemption From Documentary Stamp Taxes
         --------------------------------------

         As set forth in section 1146(c) of the Bankruptcy Code, all securities issued, transferred, or exchanged under this plan and all instruments of transfer made or delivered under this plan are exempt from documentary stamp taxes.

         Attorneys' Fees For Post-confirmation Services
         ----------------------------------------------

         Section 1129(a)(4) of the Bankruptcy Code requires that all payments for services or for costs and expenses in or in connection with the case, or in connection with the plan and incident to the case, be approved by, or be subject to approval of, the court as reasonable. Nevertheless, under local rule, the reorganized debtor may take certain actions, such as objecting to claims, following the confirmation date. Accordingly, all professional fees and expenses incurred by the reorganized debtor from and after the confirmation date will be paid in the ordinary course of business of the reorganized debtor without further order of the bankruptcy court.

         Distribution Dates
         ------------------

         All distributions to be made under this plan on account of allowed claims or interests will be made on the later of the date specified or, where objection is made to a claim or interest, the date 10 days after entry of a final order allowing such claim or interest.

         Application Of Payments On Account Of Tax Claims
         ------------------------------------------------

         All payments made by the debtor to governmental taxing authority creditors on account of tax claims, whether secured, priority or otherwise, will be applied first to the trust fund portion of the claims. Such application is necessary to the effective reorganization of the debtor.

         Ballot
         ------

         A sample ballot is attached as an exhibit to this plan. Following approval or conditional approval of the disclosure statement filed contemporaneously with this plan, the debtor will mail the plan, the disclosure statement, a ballot, and other documents to all creditors and interested parties, and will solicit acceptances of this plan.

Dated:  May 19, 2004


LASERSIGHT INCORPORATED
LASERSIGHT TECHNOLOGIES, INC.


By:       /s/ Danghui ("David") Liu
         --------------------------
         Danghui ("David") Liu
         Interim CEO

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION
In re:                                                    Chapter 11

LASERSIGHT TECHNOLOGIES, INC.                    Case no. 6:03-bk-10370-ABB
                                                 Jointly Administered with
                                                 Case no. 6:03-bk-10371-ABB and
                                                 Case no. 6:03-bk-10369-ABB
     Debtors.
----------------------------------------/

          BALLOT FOR ACCEPTING OR REJECTING THE PLAN OF REORGANIZATION OF LASERSIGHT INCORPORATED AND LASERSIGHT TECHNOLOGIES, INC.

         The plan referred to in this ballot can be confirmed by the court and thereby made binding on you if it is accepted by the holders of two-thirds in amount and more than one-half in number of claims in each class and the holders of two-thirds in amount of equity security interests in each class voting on the plan. In the event the requisite acceptances are not obtained, the court may nevertheless confirm the plan if the court finds that the plan accords fair and equitable treatment to the class or classes rejecting it and otherwise satisfies the requirements of ss. 1129(b) of the Code. To have your vote count you must complete and return this ballot.

[If holder of general claim] The undersigned, a creditor of the above-named debtor in the unpaid principal amount of $_______________,


         [Check One Box]

         [ ]  Accepts

         [ ]  Rejects

the plan for the reorganization of the above-named Debtors proposed by the Debtors.

         Dated:  _______________

Print or type name of creditor:     ____________________________________________

Signed by:                          ____________________________________________

[If appropriate] By:                ____________________________________________

as:                                 ____________________________________________

Address:                            ____________________________________________

Class of claim or interest designated in plan:    ______________________________

Return this ballot on or before __________, 2004  to:

                          Clerk, U.S. Bankruptcy Court
                           Middle District of Florida
                      135 West Central Boulevard, Suite 950
                             Orlando, Florida 32801